                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                         ST. JOSEPH CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         ST. JOSEPH CAPITAL CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

[ST. JOSEPH CAPITAL CORPORATION LOGO]




                                 April 15, 2002

Dear Fellow Stockholder:

     On behalf of the board of directors and management of St. Joseph Capital Corporation, I cordially invite you to attend the annual meeting of stockholders to be held at 5:00 p.m. on May 23, 2002, at the Morris Performing Arts Center, South Bend, Indiana. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our 2001 annual report to stockholders and Form 10-KSB. At the meeting we shall report on our operations and the outlook for the year ahead.

     Your board of directors has nominated five persons to serve as Class III directors. Each of the nominees are incumbent directors. We recommend that you vote your shares for the director nominees.

     I encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, HOWEVER, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will ensure that your shares are represented at the meeting.

     If you have any questions concerning these matters, please do not hesitate to contact me at (574) 273-9700. We look forward with pleasure to seeing and visiting with you at the meeting.


                                     Very truly yours,

                                     ST. JOSEPH CAPITAL CORPORATION



                                     /s/ JOHN W. ROSENTHAL
                                     ----------------------
                                     John W. Rosenthal
                                     Chairman


-------------------------------------------------------------------------------

    3820 Edison Lakes Parkway * Mishawaka, IN 46545 * Phone: (574) 273-9700

[ST. JOSEPH CAPITAL CORPORATION LOGO]


                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2002

To the stockholders of

     ST. JOSEPH CAPITAL CORPORATION

     The annual meeting of the stockholders of St. Joseph Capital Corporation, a Delaware corporation, will be held at the Morris Performing Arts Center, South Bend, Indiana, on Thursday, May 23, 2002, at 5:00 p.m., local time, for the following purposes:

     1. To elect five Class III directors for a term of three years.

     2. To transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

     We are not aware of any other business to come before the annual meeting. Any action may be taken on the foregoing proposal at the annual meeting on May 23, 2002, or on any date to which the meeting may be adjourned or postponed. The board of directors has fixed the close of business on April 5, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit us the time for further solicitation of proxies.

                                     By order of the Board of Directors


                                     /s/ EDWARD R. POOLEY
                                     ------------------------
                                     Edward R. Pooley
                                     Secretary

Mishawaka, Indiana
April 15, 2002

                        DIRECTIONS TO THE ANNUAL MEETING

                              * THE MORRIS PERFORMING ARTS CENTER

                                     211 North Michigan Street
                                     South Bend, Indiana
                                     (574) 235-9190

                              P AMPCO SYSTEM PARKING GARAGE

                                     126 N. Main Street
                                     South Bend, Indiana
                                     (574) 235-9478


                                     [MAP]

                                 PROXY STATEMENT

     St. Joseph Capital Corporation ("St. Joseph") is a bank holding company serving the financial needs of the "Michiana" area of Indiana and Michigan. It is the parent company of St. Joseph Capital Bank, an Indiana state bank located in Mishawaka, Indiana

     This proxy statement is furnished in connection with the solicitation by the board of directors of St. Joseph of proxies to be voted at the annual meeting of stockholders to be held at the Morris Performing Arts Center, South Bend, Indiana, on Thursday, May 23, 2002, at 5:00 p.m., local time, and at any adjournments or postponements of the meeting. The address of our principal executive offices is 3820 Edison Lakes Parkway, Mishawaka, Indiana 46545. This proxy statement and the accompanying proxy card are being mailed to stockholders on or about April 15, 2002. Our 2001 annual report, which includes condensed consolidated financial statements and our Form 10-KSB, as filed with the SEC, is also enclosed.

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a proxy statement and proxy card from us because on April 5, 2002, you owned shares of our common stock. This proxy statement describes the issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

     If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, under your proxy, in accordance with his or her best judgment.

WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

     You are being asked to vote on the election of five directors of St. Joseph to serve until the annual meeting held in 2005.

HOW DO I VOTE?

     You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed postage-paid, pre-addressed envelope to our transfer agent, First Union National Bank, Attention: Proxy Department - NC 1153, 1525 West W.T. Harris Boulevard, 3c3, Charlotte, North Carolina 28288-1153. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

     If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted "for" all nominees for director named in this proxy statement.

     If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

     If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - signing another proxy with a later date and returning that proxy to our transfer agent at the address provided above;

     -    sending notice to our transfer agent that you are revoking your proxy;
          or

     -    voting in person at the meeting.

     If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

HOW MANY VOTES DO WE NEED TO HOLD THE ANNUAL MEETING?

     A majority of the shares that were outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

     Shares are counted as present at the meeting if the stockholder either:

     -    is present and votes in person at the meeting; or

     -    has properly submitted a signed proxy card or other proxy.

     On April 5, 2002, the record date, there were 1,679,105 shares of common stock issued and outstanding. Therefore, at least 839,554 shares need to be present at the annual meeting.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

     The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than five nominees. The board has no reason to believe any nominee will be unable to stand for re-election.

WHAT OPTIONS DO I HAVE IN VOTING ON EACH OF THE PROPOSALS?

     You may vote "for" or "withhold authority to vote for" any of nominees for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting.

HOW MANY VOTES MAY I CAST?

     Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

HOW MANY VOTES ARE NEEDED FOR EACH PROPOSAL?

     The directors will be elected by a plurality of the votes present in person or represented by proxy at the meeting. Therefore, the five individuals receiving the highest number of votes case "for" their election will be elected as directors of St. Joseph.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce voting results at the meeting. The voting results will be disclosed in our Form 10-QSB for the quarter ended June 30, 2002.

WHO BEARS THE COST OF SOLICITING PROXIES?

     We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of St. Joseph or St. Joseph Capital Bank may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                              ELECTION OF DIRECTORS

     At the annual meeting of the stockholders to be held on May 23, 2002, the stockholders will be entitled to elect five Class III directors for a term expiring in 2005. The directors are divided into three classes having staggered terms of three years. Each of the nominees are incumbent directors. We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information, as of April 15, 2002, concerning the nominees for election and for the other persons whose terms of office will continue after the meeting, including age, year first elected or appointed as a director and business experience during the previous five years of each. Each of the individuals has held the position listed for the past five years unless otherwise noted. The five nominees, if elected at the annual meeting, will serve as Class III directors for three-year terms expiring in 2005.

                                    NOMINEES

NAME                      DIRECTOR    PRINCIPAL OCCUPATION
(AGE)                       SINCE     FOR THE LAST FIVE YEARS
-----                     --------    -----------------------

CLASS III
(TERM EXPIRES 2005)

Scott C. Malpass          1996       Vice President for Finance and Chief
(Age 39)                             Investment Officer, University of
                                     Notre Dame

Todd B. Martin            2000       Partner, Martin Capital Management, LLP
(Age 35)

Myron C. Noble            1997       Chairman, Pi-Rod, Inc.
(Age 64)

NAME                      DIRECTOR    PRINCIPAL OCCUPATION
(AGE)                       SINCE     FOR THE LAST FIVE YEARS
-----                     --------    -----------------------

Robert A. Sullivan        1996       President, CEO, Fifth Third Bank
(Age 48)                             (Northwestern Ohio), (2001 - Present);
                                     President, Capital Bank, N.A. (1989 -
                                     2000)

Carolyn Y. Woo, Ph.D.     2000       Dean, Mendoza College of Business,
(Age 47)                             University of Notre Dame (1997 - Present);
                                     Associate Executive Vice President of
                                     Academic Affairs, Purdue University
                                     (1995 - 1997)


                               CONTINUING DIRECTORS
CLASS I
(TERM EXPIRES 2003)

Anna Reilly Cullinan      2000       Private investor; community volunteer
(Age 38)

David A. Eckrich          1996       President, Adams Road Development, Inc.
(Age 61)

Michael R. Leep, Sr.      2002       President, Gurley-Leep Automotive Group
(Age 59)

Arthur H. McElwee, Jr.    1996       President, Toefco Engineered Coating
(Age 59)                             Systems, Inc.

John W. Rosenthal         1996       Chairman, President and Chief Executive
(Age 43)                             Officer of St. Joseph and St. Joseph
                                     Capital Bank
CLASS II
(TERM EXPIRES 2004)

Brian R. Brady            1998       Chairman, Brady Asset Management, LLC
(Age 50)                             (1998 - Present); President and Chief
                                     Executive Officer, Damon Corporation
                                     (1988 - 1998)

Jeffrey V. Hammes         2002       President, Chief Executive Officer,
(Age 33)                             Peoples Bank of Kankakee County

Jack Matthys              1996       Private investor (2000 - Present);
(Age 55)                             Vice Chairman of St. Joseph and
                                     Chief Lending Officer of the Bank
                                     (1997 - 2000)

Richard A. Rosenthal      1996       Athletic Director Emeritus, University
(Age 69)                             of Notre Dame


     All of St. Joseph's directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions, and no member of the board is related to another member by blood or marriage, except that Richard A. Rosenthal is the father of John W. Rosenthal and Jerry Hammes is the father of Jeffrey V. Hammes. Arthur J. Decio, Jerry Hammes and V. Robert Hepler serve as directors emeritus.

     For serving on the board of directors of St. Joseph and St. Joseph Capital Bank, directors who are also not officers receive annual fees in the form of options to purchase 400 shares of our common stock at the then current fair market value of such shares on the date of grant and $1,500 cash compensation. The options vest immediately and have a term of 10 years. Directors also receive options to purchase shares for each board meeting that they attend with a maximum of 452 additional options shares in the aggregate over the year. Options are not granted for board meetings of both St. Joseph and St. Joseph Capital Bank when such meetings are held on the same day. Directors receive extra cash compensation for committee meetings attended when such meetings are not held on the same day as a full board meeting.

     The board of directors of St. Joseph has established an audit committee. The audit committee's policy was attached to last year's proxy statement. St. Joseph Capital Bank's board of directors has also established a directors' loan policy committee, an executive committee, an investment committee and a human resources committee. These committees are composed entirely of outside directors, except that John W. Rosenthal, St. Joseph's president and chief executive officer, serves on all committees except the audit committee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE
NOMINEES.

                          TRANSACTIONS WITH MANAGEMENT

     During the year ended December 31, 2001, certain of our directors and executive officers (including their affiliates, families and companies in which they are principal owners, officers or directors) became loan clients of, and have had other transactions with us in the ordinary course of business. Such loans and lines of credit have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for transactions with other persons and are not believed to involve more than the normal risk of collectibility or present other unfavorable features.

                             EXECUTIVE COMPENSATION

         The following table shows the compensation for the last three fiscal years paid by us or St. Joseph Capital Bank to our executive officers that had a 2001 salary and bonus that exceeded $100,000.


--------------------------------------------------------------------------------------------------------------
                                        SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------

                                           ANNUAL COMPENSATION
--------------------------------------------------------------------------------------------------------------

           (a)                 (b)              (c)          (d)             (g)               (h)
         NAME AND             FISCAL      SALARY ($)(1)    BONUS ($)      SECURITIES         ALL OTHER
    PRINCIPAL POSITION         YEAR                                       UNDERLYING       COMPENSATION
                              ENDED                                        OPTIONS            ($)(2)
                          DECEMBER 31ST                                   GRANTED (#)
--------------------------------------------------------------------------------------------------------------
John W. Rosenthal             2001         $149,000         $40,783            ---           $19,027
President & Chief             2000         $135,522         $31,875         10,000           $13,848
Executive Officer             1999         $122,833         $17,500            ---           $13,347
-------------------------------------------------------------------------------------------------------
Nancy N. King(3)              2001         $100,000         $20,500          5,000           $ 3,368
Chief Administrative
Officer and Senior Vice
President
-------------------------------------------------------------------------------------------------------
Edward R. Pooley(4)           2001         $ 95,000         $19,500          5,000           $ 3,147
Secretary, Chief
Financial Officer and
Senior Vice President
--------------------------------------------------------------------------------------------------------------


(1) Includes compensation deferred at the election of Messrs. Rosenthal and Pooley and Ms. King.

(2) Represents amounts paid by us for contributions to our 401(k) plan for Messrs. Rosenthal and Pooley and Ms. King and an automobile allowance and for life insurance for Mr. Rosenthal.

(3) We were not required to disclose information regarding Ms. King in previous year's proxy statement, and, therefore, we are only including salary information for 2001.

(4) We were not required to disclose information regarding Mr. Pooley in previous year's proxy statement, and, therefore, we are only including salary information for 2001.

STOCK OPTION INFORMATION

     The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named in the summary compensation table above:

-------------------------------------------------------------------------------
                     OPTION GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------
                             INDIVIDUAL GRANTS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        (a)             (b)           (c)               (d)            (e)

                                 % OF TOTAL
                     OPTIONS    OPTIONS GRANTED
                     GRANTED    TO EMPLOYEES IN  EXERCISE OR BASE  EXPIRATION
       NAME           (#)(1)      FISCAL YEAR      PRICE ($/SH)       DATE
-------------------------------------------------------------------------------

John W. Rosenthal       ---            ---            $  ---              ---
-------------------------------------------------------------------------------

Nancy N. King         5,000          13.70%           $11.60         11/01/11
-------------------------------------------------------------------------------

Edward R. Pooley      5,000          13.70%           $11.60         11/01/11
-------------------------------------------------------------------------------

(1)  Options vest in equal amounts over a five-year period.

     The following table sets forth certain information concerning the exercisable and nonexercisable stock options at December 31, 2001, held by the individuals named in the summary compensation table above:


------------------------------------------------------------------------------------------------------
              AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                              OPTION VALUES
------------------------------------------------------------------------------------------------------
                    SHARES                NUMBER OF SECURITIES
       NAME       ACQUIRED     VALUE      UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED IN-
      (#)(a)         ON       REALIZED      OPTIONS AT FY-END                THE-MONEY OPTIONS
                  EXERCISE     ($)(c)            (#)(d)                       AT FY-END ($)(e)
                   (#)(b)
------------------------------------------------------------------------------------------------------
                                        EXERCISABLE   UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
------------------------------------------------------------------------------------------------------
John W. Rosenthal   ---        $ ---       41,000        14,000           $82,240           $4,960
------------------------------------------------------------------------------------------------------

Nancy N. King       ---        $ ---       12,300         9,200           $ 9,000           $7,000
------------------------------------------------------------------------------------------------------

Edward R. Pooley    ---        $ ---       11,900         8,600           $ 9,000           $7,000
------------------------------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding our common stock beneficially owned on February 28, 2002 with respect to each director, each executive officer named in the summary compensation table above and all directors and executive officers of St. Joseph and St. Joseph Capital Bank as a group.

NAME OF INDIVIDUAL AND             AMOUNT AND NATURE OF               PERCENT
NUMBER OF PERSONS IN GROUP      BENEFICIAL OWNERSHIP(1)(2)           OF CLASS
--------------------------      --------------------------           --------
DIRECTORS

John W. Rosenthal(3)                       64,434                      3.7%

Brian R. Brady                             16,711                      1.0%

Anna Reilly Cullinan                       33,392                      2.0%

David A. Eckrich                           35,434                      2.1%

Jeffrey V. Hammes                           1,043                        *

Michael R. Leep, Sr.                       20,466                      1.2%

Scott C. Malpass                            7,668                        *

Todd B. Martin(4)                          72,159                      4.3%

Jack Matthys                               44,876                      2.6%

Arthur H. McElwee                          17,075                      1.0%

Myron C. Noble                             39,023                      2.3%

Richard A. Rosenthal(5)                    29,023                      1.7%

Robert A. Sullivan                         15,363                        *

Carolyn Y. Woo                              1,503                        *

Nancy N. King                              15,940                        *

Edward R. Pooley                           15,489                        *

All directors and executive               425,841                      23.6%
officers as a group
(17 persons)

------------------------

*Indicates less than one percent.

(1) The information contained in this column is based upon information furnished to us by the persons named above and the members of the designated group. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares.

(2) Includes shares obtainable under options granted to directors and officers of St. Joseph and St. Joseph Capital Bank under our stock incentive plan which are presently exercisable or which become exercisable within 60 days of the date of this table, as follows: Mr. John W. Rosenthal - 46,000 shares; Mr. Brady - 2,561; Ms. Cullinan - 1,103; Mr. Eckrich - 3,934; Mr. Hammes - 43; Mr. Leep, Sr. - 1,366; Mr. Malpass - 3,668; Mr. Martin - 1,409; Mr. Matthys - 19,876; Mr. McElwee - 3,849; Mr. Noble - 3,028; Mr.
     Richard A. Rosenthal - 3,923; Mr. Sullivan - 3,863; Dr. Woo - 1,003; Ms. King - 13,500; Mr. Pooley - 12,900; and all directors and executive officers as a group - 125,926.

(3) Includes 8,000 shares held in a trust for the benefit of Mr. Richard Rosenthal's family and over which Mr. John Rosenthal has shared voting and investment power.

(4) Includes 70,750 shares held at Martin Capital Management, LLP, an investment advisory firm, for the benefit of its clients. Of these shares, the firm has sole voting power over 64,750 shares and sole investment power over 68,250 shares. Mr. Martin is a partner of Martin Capital Management, LLP and disclaims any beneficial ownership in these shares. Mr. Martin also shares investment and voting power over 2,500 shares which he owns personally.

(5) Includes 8,000 shares gifted to a trust for the benefit of Mr. Richard Rosenthal's family by Mr. Richard Rosenthal and for which he disclaims beneficial ownership.

                             AUDIT COMMITTEE REPORT

     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by St. Joseph shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

     The audit committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The audit committee also reviews the audited consolidated financial statements and recommends to the board that they be included in our annual report on Form 10-KSB. The committee is comprised solely of independent directors.

     The audit committee has reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2001 with our management and Crowe, Chizek and Company LLP, our independent auditors. The committee has also discussed with Crowe Chizek the matters required to be discussed by SAS No. 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Crowe Chizek, the committee has recommended to the board that the audited consolidated financial statements be included in our annual report on Form 10-KSB for the fiscal year ending December 31, 2001 for filing with the Securities and Exchange Commission.

                            Todd B. Martin, Chairman
                                David A. Eckrich
                               Jeffrey V. Hammes
                                 Myron C. Noble

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of Crowe Chizek are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES

     Our independent auditor during 2001 was Crowe, Chizek and Company LLP. The aggregate fees and expenses billed by Crowe Chizek in connection with the audit of our annual financial statements and related services as of and for the year ended December 31, 2001 and for the required review of our financial information included in our Form 10-QSB filings for the year 2001 was $75,226.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees incurred for these services for the year 2001.

ALL OTHER FEES

     The aggregate fees and expenses billed by Crowe Chizek for all other services rendered to us for 2001 was $22,482. These services included, preparation of the 2000 federal and state income tax returns, preparation of personal property tax returns, assistance with the Indiana Department of Revenue audit, the review of quarterly estimated tax payment calculations, consultation regarding the implementation of an investment subsidiary and the services related to St. Joseph Capital Bank's 401K Plan.

     The audit committee, after consideration of these matters, does not believe that the rendering of these services by Crowe Chizek to be incompatible with maintaining their independence as our principal accountants.

                                     GENERAL

     The board of directors solicits your proxy and we will pay the cost of solicitation. In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of St. Joseph or St. Joseph Capital Bank, acting on our behalf, may solicit proxies by telephone, telegraph or personal interview. We will, at our expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

                                 OTHER BUSINESS

     It is not anticipated that any action will be asked of the stockholders other than that set forth above, but if other matters properly are brought before the meeting, the persons named in the proxy will vote in accordance with their best judgment.

                           FAILURE TO INDICATE CHOICE

         If any stockholder fails to indicate a choice in item (1) on the proxy card, the shares of such stockholder shall be voted (FOR) all nominees.

                                By order of the Board of Directors



                                /s/ EDWARD R. POOLEY
                                ---------------------------
                                Edward R. Pooley
                                Secretary


Mishawaka, Indiana
April 15, 2002



                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY

PROXY                   ST. JOSEPH CAPITAL CORPORATION                    PROXY
                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS - MAY 23, 2002

     The undersigned hereby appoints John W. Rosenthal and Edward R. Pooley, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders, to be held at the Morris Performing Arts Center in South Bend, Indiana, at 5:00 p.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:

[ ] Check here for address change.       [ ] Check here if you plan to attend
    New Address:                             the meeting.
                ------------------------

    ------------------------------------

    ------------------------------------


                 (Continued and to be signed on reverse side.)

                         ST. JOSEPH CAPITAL CORPORATION
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

1.  Election of Directors
    Scott C. Malpass, Todd B. Martin
    Myron C. Noble, Robert A. Sullivan and Carolyn Y. Woo

The board of directors recommends a vote FOR all nominees.

                                         THIS PROXY WILL BE VOTED IN ACCORDANCE
                                         WITH SPECIFICATION MADE. IF NO CHOICES
                                         ARE INDICATED, THIS PROXY WILL BE
                                         VOTED FOR ALL NOMINEES.

                                         Dated:                          , 2002
                                               --------------------------

NOTE:  Please sign exactly as your       Signature(s)
name(s) appears. For joint accounts,                  -------------------------
each owner should sign. When signing
as executor, administrator, attorney,                 -------------------------
trustee or guardian, etc., please
give your full title.